UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2025

Edgewise Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40236	82-1725586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1715 38th St.

Boulder, CO 80301

(Address of principal executive offices) (Zip Code)

(720) 262-7002

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value per share	EWTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On April 2, 2025, Edgewise Therapeutics, Inc. (the “Company”) issued a press release announcing top-line data of EDG-7500 from the Phase 2 CIRRUS-hypertrophic cardiomyopathy (“HCM”) 28-day trial in patients with obstructive or nonobstructive HCM. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished by this Current Report on Form 8-K under Item 7.01, including Exhibit 99.1 attached hereto shall be deemed furnished and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Information.

Top-Line Results from Phase 2 CIRRUS-HCM Four-Week Trial of EDG-7500 in Hypertrophic Cardiomyopathy (“HCM”)

On April 2, 2025, the Company announced positive top-line data of EDG-7500 from the Phase 2 CIRRUS-HCM four-week trial in participants with obstructive or nonobstructive HCM.

CIRRUS-HCM is a multi-part, open-label trial of EDG-7500 in individuals with HCM. In September 2024, the Company announced positive top-line data from Part A of the trial showing that a single oral dose of EDG-7500 in participants with obstructive HCM demonstrated robust reductions in left ventricular outflow tract gradient (“LVOT-G”) without meaningful changes in left ventricular ejection fraction (“LVEF”).

Part B of CIRRUS-HCM included 17 participants with obstructive HCM and Part C included 12 participants with nonobstructive HCM. Both parts of the trial evaluated the safety and efficacy of once-daily doses of 50 or 100 mg of EDG-7500 for four weeks.

In participants with obstructive HCM, EDG-7500 demonstrated meaningful dose-dependent reductions in LVOT-G at rest and post Valsalva. Participants receiving 100 mg experienced mean reductions from baseline of 71% and 58% in resting and provokable (Valsalva) gradients respectively. Importantly, gradient reductions were achieved without meaningful changes in LVEF. Treatment with 100 mg of EDG-7500 also demonstrated a 62% mean reduction from baseline in NT-proBNP, a key biomarker of heart failure. In addition, positive trends in echocardiographic parameters of diastolic function were observed following treatment with EDG-7500. Clinically meaningful improvements were also observed on the Kansas City Cardiomyopathy Questionnaire Overall Summary Score (KCCQ-OSS), with a substantial mean increase of 23 points observed at the 100 mg dose. In addition, treatment with 100 mg of EDG-7500 over four weeks demonstrated improvements on the NYHA functional class score. Seventy-eight percent of participants improved by ≥ 1 NYHA Class, and 67% improved to NYHA Class I (i.e. asymptomatic).

In participants with nonobstructive HCM, EDG-7500 administration resulted in a dose-dependent reduction in NT-proBNP, with a 42% mean decrease from baseline at 100 mg. A positive trend in an echocardiographic parameter of diastolic function (mean e’) was observed in as early as one week. Substantial improvements in KCCQ-OSS and KCCQ-Clinical Summary Scores, with substantial mean increases of 17 points and 22 points, respectively, were observed at the 100 mg dose, after only four weeks.

The positive results observed in participants with obstructive HCM and nonobstructive HCM were achieved without meaningful reductions in LVEF. Importantly, there were no LVEF values <50% at any measurement. The most frequently reported adverse events were dizziness, upper respiratory tract infection and atrial fibrillation ("AF"); nearly all were considered mild to moderate in severity. Two participants experienced serious adverse events of AF requiring cardioversion. In Parts B and C, the rates of AF were in the range of those reported in other HCM Phase 2 clinical trials of cardiac myosin inhibitors. One participant discontinued treatment due to moderate dizziness.

Anticipated 2025 and 2026 Key Milestones

The Company’s 2025 and 2026 anticipated key milestones are:

Muscular Dystrophy Program - Sevasemten (EDG-5506)

Becker muscular dystrophy

•	Report GRAND CANYON results in the fourth quarter of 2026.

Duchenne muscular dystrophy

•	Initiate the Phase 3 LYNX and FOX trials in the second half of 2025.

Cardiac Program

Hypertrophic cardiomyopathy - EDG-7500

•	Report initial readout of 12-week data from the Part D Phase 2 CIRRUS-HCM trial in the second half of 2025.

•	Initiate the Phase 3 CIRRUS-HCM trial in the first half of 2026.

Heart Failure and Cardiometabolic

•	File an investigational new drug (“IND”) application for a novel candidate for the treatment of heart failure in the first half of 2025 and report data from the Phase 2 clinical trial of such candidate in the first half of 2026.

•	Select a proprietary cardiometabolic product candidate based on preclinical proof-of-concept data in the second half of 2025.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding the potential of, and expectations regarding, the Company’s product candidates and programs, including sevasemten and EDG-7500; the Company’s expectations relating to clinical trials and clinical development of sevasemten and EDG-7500, including statements regarding timing of reporting data and initiating clinical trials; the Company’s expectations relating clinical development of a novel candidate for the treatment of heart failure, including statements regarding timing of filing an IND and reporting clinical data; the Company’s expectations relating to selection of a proprietary cardiometabolic product candidate; and statements regarding the Company’s key milestones. Such statements are based on current assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties, many of which are beyond the Company’s control, include risks associated with the potential unreliability of extrapolations and comparisons of published results without head-to-head comparison included in the topline result from Parts B and C of Phase 2 of the CIRRUS-HCM trial; the Company’s limited operating history, its products being early in development and not having products approved for commercial sale; risks associated with Edgewise not having generated any revenue to date; the Company’s ability to achieve objectives relating to the discovery, development and commercialization of its product candidates, if approved; the Company’s need for substantial additional capital to finance its operations; the Company’s substantial dependence on the success of sevasemten and EDG-7500; the Company’s ability to develop and commercialize sevasemten and EDG-7500 and discover, develop and commercialize product candidates in future programs, including a novel candidate for the treatment of heart failure and a proprietary cardiometabolic product candidate; risks related to the Company’s clinical trials of its product candidates not demonstrating safety and efficacy; risks related to the Company’s product candidates causing serious adverse events, toxicities or other undesirable side effects; the outcome of preclinical testing and early clinical trials not being predictive of the success of later clinical trials and the risks related to the results of the Company’s clinical trials not satisfying the requirements of regulatory authorities; delays or difficulties in the enrollment and/or maintenance of patients in clinical trials; risks related to competition; risks relating to interim, topline and preliminary data from the Company’s clinical trials changing as more patient data becomes available; risks related to the regulatory approval processes of domestic and foreign authorities being lengthy, time consuming and inherently unpredictable; risks related to production of drugs by the Company’s third-party manufacturers; risks related to changes in methods of product candidate manufacturing or formulation; risks related to not achieving adequate market acceptance; risks related to the patient population for our product candidates having a small patient population; risks related to regulatory authorities not accepting data from trials conducted in locations outside of their jurisdiction; risks relating to the Company’s ability to attract and retain highly skilled executive officers and employees; the Company’s ability to obtain and maintain intellectual property protection for its product candidates; the Company’s reliance on third parties; general economic and market conditions;  and the other risks set forth in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. The Company disclaims any obligation to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated April 2, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDGEWISE THERAPEUTICS, INC.

By:	/s/ R. Michael Carruthers
R. Michael Carruthers
Chief Financial Officer

Date: April 2, 2025